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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                SEPTEMBER 18,2000

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2000-1
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                    333-64903-01             95-4438859
-----------------------------          ------------           -----------------
(State or other jurisdiction           (Commission           (I.R.S. employer
 of incorporation)                     file number)          identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                   90071
------------------------------------------                    -------------
(Address of principal executive offices)                       (ZIP Code)


                                 (323) 210-5000
               Registrant's telephone number, including area code


                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

         Aames Capital Corporation (the "Transferor") registered up to $2,000,000,000 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-64903-01) (the "Registration Statement"). Pursuant to the Registration Statement, the Transferor filed a Prospectus Supplement and a Prospectus, each dated September 8, 2000 (together, the "Prospectus"), relating to $456,233,200 aggregate principal amount of Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), issued by Aames Mortgage Trust 2000-1 (the "Trust") on September 21, 2000 (the "Closing Date"). The Certificates consist of the Class A-F1, Class A-F2, Class A-F3, Class A-F4, Class A-F5, Class A-F6, Class A-V1 and Class A-V2 Certificates (collectively, the "Offered Certificates"), Class R Certificates, Class P Certificates and Class C Certificates (the "Class R Certificates, " the "Class P Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offer by the Prospectus.

         The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of September 1, 2000 (the "Pooling and Servicing Agreement") between the Transferor, as sponsor and servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans").

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the Cur-off Date. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates.

         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-64903-01.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:



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         4.1 Pooling and Servicing Agreement



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES CAPITAL CORPORATION


                                         By: /s/ Jon Van Deuren
                                             -----------------------------------
                                                 Jon Van Deuren
                                                 Senior Vice President and
                                                  Chief Financial Officer


Dated:  October 4, 2000


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                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibit
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4.1           Pooling and Servicing Agreement